1290 FUNDS® – 1290 UNCONSTRAINED BOND MANAGERS FUND – Class A, C, I and R Shares

SUPPLEMENT DATED AUGUST 11, 2015 TO THE PROSPECTUS DATED JULY 1, 2015

This Supplement updates certain information contained in the Prospectus dated July 1, 2015 of 1290 Unconstrained Bond Managers Fund of 1290 Funds (“Trust”). You should read this Supplement in connection with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by calling 1-888-310-0416 or by sending an e-mail request to 1290Funds@mediantonline.com, or you can view, print and download a copy of these documents at the Trust’s website at www.1290Funds.com.

Effective immediately, footnote number 4 in the section of the Prospectus entitled “1290 Unconstrained Bond Managers Fund - Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following information:

Pursuant to a contract, 1290 Asset Managers® has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Fund through June 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), fees and expenses of other investment companies in which the Fund may invest, 12b-1 fees, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.15% for Class A shares, Class C shares, Class I shares and Class R shares of the Fund. The Expense Limitation Arrangement may be terminated by 1290 Asset Managers® at any time after June 30, 2016.